Exhibit 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PepsiCo, Inc. (the “Corporation”) on Form 10-K for the fiscal year ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, President and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: March 6, 2003	/s/ Indra K. Nooyi
Indra K. Nooyi President and Chief Financial Officer